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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549




                                    FORM 8-K


                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  January 28, 1997



                         GOLF-TECHNOLOGY HOLDING, INC.
                (Name of Registrant as Specified in its Charter)



       Idaho                              0-26344            59-3303066
(State or other Jurisdiction     (Commission File Number)    (I.R.S. Employer
of Incorporation)                                            Identification No.)


13000 Sawgrass Village Circle, Suite 30
Ponte Vedra Beach, Florida                                   32082
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:  (904) 273-8772

                               Page 1 of 5 Pages
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ITEM 5.        OTHER EVENTS.
               ------------

     On January 28, 1997 Golf-Technology Holding, Inc. (the "Registrant") completed a Regulation D private placement offering to Clark Partners III, L.P., a New York limited partnership ("Clark"), pursuant to that certain Regulation D Securities Subscription Agreement, dated as of January 27, 1997, between the Registrant and Clark, of the following securities: (i) 2,625 shares of Series C convertible preferred stock (the "Preferred Stock"), and (ii) warrants for the purchase of 262,500 shares of the common stock of the Registrant, par value $.001 per share (the "Common Stock"), with a strike price of $3.00 per share, which expire on December 31, 2002, pursuant to the terms of that certain Warrant for the Purchase of Shares of Common Stock, issued on January 27, 1997, by the Registrant to Clark (the "Clark Warrant"). The purchase price for the Preferred Stock and Clark Warrant paid by Clark to the Registrant was $1,750,000.

     Clark's shares of Preferred Stock are convertible into a number of shares of Common Stock in accordance with the following formula:

                                   N x 1,000
                                   ---------
                                Conversion Price
                                ----------------
where:
          N = the number of shares of the Series C Preferred Stock for which conversion is being elected:
and
         Conversion
           Price = the lesser of (i) $2.25 per share or (ii) the average closing bid price on the NASDAQ SmallCap Market on the five trading days immediately preceding the shareholder's delivery of a notice of conversion to the Registrant.

     As an inducement to Clark to purchase the Preferred Stock and Clark Warrant, the Registrant agreed, among other things, to (i) not issue any debt or equity securities for cash in public or private capital raising transaction, with certain exceptions, for a period of six (6) months after January 28, 1997, without prior written consent of Clark, (ii) grant Clark a right of first refusal to purchase any new debt or equity securities of any type that the Issuer may propose to sell and issue, (iii) as long as Clark owns a majority of the 2,625 shares of Preferred Stock: (a) Clark shall have the discretion to name the President of the Issuer, subject to the approval of such action by the Board of Directors of the Issuer; (b) the Issuer agreed to provide Clark with a monthly statement which shall outline actual financial performance versus budgeted financial performance for the prior month and on a year to date basis;
(c) the Issuer agreed not to incur additional indebtedness in excess of $250,000, without prior written consent of Clark; (d) the Issuer agreed not to issue additional shares of convertible preferred stock or convertible debentures without the prior written consent of Clark; (e) Clark shall have a qualified right to designate one member to the Board of Directors of the Issuer; and (f) the Registrant agreed not to pay any cash dividends on its Common Stock.

     The shares of Common Stock issuable upon conversion of Clark's Preferred Stock and upon exercise of the Clark Warrant are subject to the registration rights set forth in that certain

                               Page 2 of 5 Pages
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Registration Rights Agreement, dated as of January 27, 1997 (the "Registration
Rights Agreement"), among the Registrant, Clark and RBB Bank Aktiengesellschaft ("RBB"). The shares of Preferred Stock issued to Clark are subject to the rights, terms and provisions set forth in the Certificate of Designation, dated January 23, 1997, in connection with the Series C Preferred Stock of the Registrant (the " Certificate of Designation").

ITEM 7.        EXHIBITS.
               --------

(4)    Certificate of Designation for Series C Preferred Stock.
(99a) Regulation D Securities Subscription Agreement, dated as of January 27, 1997, between the Registrant and Clark.
(99b) Regulation S Securities Subscription Agreement, dated as of January 27, 1997, between the Registrant and RBB.
(99c) Warrant for the Purchase of Shares of Common Stock, issued on January 27, 1997, by the Registrant to Clark, in connection with 262,500 shares of Common Stock.
(99d) Warrant for the Purchase of Shares of Common Stock, issued on January 27, 1997, by the Registrant to RBB, in connection with 187,500 shares of Common Stock.
(99e) Warrant for the Purchase of Shares of Common Stock, issued on January 27, 1997, by the Registrant to RBB, in connection with 51,724 shares of Common Stock.
(99f) Registration Rights Agreement, dated as of January 27, 1997, among the Registrant, Clark and RBB.
(99g) Certificate of Designation, dated January 23, 1997, in connection with the Series C Preferred Stock of the Registrant.


ITEM 9.        SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.
               ---------------------------------------------------

     On January 28, 1997 the Registrant completed a Regulation S private placement offering to RBB, a foreign institutional investor, pursuant to that certain Regulation S Securities Subscription Agreement, dated as of January 27, 1997, between the Registrant and RBB, of the following securities: (i) 1,875 shares of Series C Preferred Stock, (ii) 51,724 shares of Common Stock (the "RBB Shares"), (iii) warrants to purchase 187,500 shares of Common Stock with a strike price of $3.00 per share, which expire December 31, 2002, pursuant to the terms of that certain Warrant for the Purchase of Shares of Common Stock, issued on January 27, 1997, by the Registrant to RBB (the "RBB Warrant"), and (iv) warrants to purchase 51,724 shares of Common Stock with a strike price of $3.625 per share which expire on December 31, 2002, pursuant to the terms of that certain Warrant for the Purchase of Shares of Common Stock, issued on January 27, 1997, by the Registrant to RBB (the "Additional RBB Warrant"). The purchase price for the Preferred Stock, RBB Warrant and Additional RBB Warrant paid by RBB to the Registrant was $1,250,000.

     RBB's shares of Preferred Stock are convertible into shares of Common Stock in accordance with the formula set forth in Item 5 above. The RBB Shares and the shares of Common Stock issuable upon conversion of Clark's Preferred Stock and upon exercise of the RBB Warrant and Additional RBB Warrant are subject to the registration rights set forth in the

                               Page 3 of 5 Pages
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Registration Rights Agreement. The shares of Preferred Stock issued to RBB are subject to the rights, terms and provisions set forth in the Certificate of Designation.

                               Page 4 of 5 Pages
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                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized on February 6, 1997.


                            GOLF-TECHNOLOGY HOLDING, INC.



                            By:   /S/ HAROLD E. HUTCHINS
                               -------------------------
                               Name:  Harold E. Hutchins
                               Title: Secretary, Vice President, Chief Financial
                                      Officer, Chief Operating Officer

                               Page 5 of 5 Pages
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                                 EXHIBIT INDEX
                                 -------------

(4) Certificate of Designation for Series C Preferred Stock, dated January 23, 1997.
(99a) Regulation D Securities Subscription Agreement, dated as of January 27, 1997, between the Registrant and Clark.
(99b) Regulation S Securities Subscription Agreement, dated as of January 27, 1997, between the Registrant and RBB.
(99c) Warrant for the Purchase of Shares of Common Stock, issued on January 27, 1997, by the Registrant to Clark, in connection with 262,500 shares of Common Stock.
(99d) Warrant for the Purchase of Shares of Common Stock, issued on January 27, 1997, by the Registrant to RBB, in connection with 187,500 shares of Common Stock.
(99e) Warrant for the Purchase of Shares of Common Stock, issued on January 27, 1997, by the Registrant to RBB, in connection with 51,724 shares of Common Stock.
(99f) Registration Rights Agreement, dated as of January 27, 1997, among the Registrant, Clark and RBB.